Exhibit 32

CERTIFICATION

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Bill Barrett Corporation (the “Company”) for the fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Fredrick J. Barrett, as Chairman, Chief Executive Officer and President of the Company, and Robert W. Howard, as Chief Financial Officer and Treasurer, each hereby certifies, pursuant to and solely for the purpose of 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge and belief, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Fredrick J. Barrett
Fredrick J. Barrett
Chairman, Chief Executive Officer and President
February 23, 2011

/s/ Robert W. Howard
Robert W. Howard
Chief Financial Officer and Treasurer
February 23, 2011